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                               LEGACY FUNDS GROUP

                          SUPPLEMENT DATED MAY 31, 2002
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 10, 2002


The following supplements information on page 19 of the Statement of Additional Information under the heading "Additional Purchase and Redemption Information":

SALES CHARGE REDUCTIONS - CLASS A SHARES. Reduced sales charges are available to investors with investments of more than $75,000 in Class A Shares. In addition, investors may qualify for reduced sales charges under the following circumstances:

LETTER OF INTENT. Investors may become eligible for the reduced sales charge applicable to the total number of Class A Shares purchased in a 13-month period pursuant to a signed Letter of Intent ("LOI"). Shares purchased pursuant to an LOI will be purchased at the public offering price applicable at that time to a single transaction of the total dollar amount indicated in the LOI. An LOI may include shares purchased up to 90 days prior to the date the investor signs the LOI; however, the 13-month period during which the LOI is in effect will begin on the date of the earliest purchase to be included. An LOI is not a binding obligation upon the investor to purchase the full amount indicated. If the investor desires to redeem shares before the full amount has been purchased pursuant to the LOI, the investor will be required to pay the sales charge that, without regard to the LOI, would apply to the total investment made to date.

COMBINATION PRIVILEGE AND RIGHT OF ACCUMULATION. An investor may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of one or more of the Funds, or by combining a current purchase of Class A Shares of a Fund with prior purchases of shares of any Fund, in accounts that have the same taxpayer identification number. The applicable sales charge is based on the sum of (i) the investor's current purchase of Class A Shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Class A Shares held by the investor in any Fund. To receive the applicable public offering price pursuant to the right of accumulation, investors must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of the investor's holdings. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

Interested investors should carefully read and complete that section of the application relating to LOIs and/or the right of accumulation.